CALVERT GLOBAL ENERGY SOLUTIONS FUND

CALVERT GLOBAL WATER FUND

(each, a “Fund” and together, the “Funds”)

Supplement to Summary Prospectuses dated April 29, 2022 and

Prospectus dated February 1, 2022 as revised April 29, 2022

1.       Effective immediately, the following replaces the fourth paragraph in “Principal Investment Strategies” in Calvert Global Energy Solutions Fund’s summary prospectus and in “Principal Investment Strategies – Global Energy Solutions Fund” in the Funds’ statutory prospectus:

Calvert Global Energy Research Index. CRM will derive the index universe for the Index by identifying companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the expanded use of renewable energy sources (the “Index Universe”). Companies must satisfy minimum equity market capitalization and liquidity thresholds and be significantly involved in energy-related business activities in order to be eligible for inclusion in the Index Universe. CRM selects Index components from the Index Universe that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM. Companies in the sustainable energy solutions industry are significantly involved in energy-related business activities. A company is significantly involved in energy-related business activities if (i) at least 30 percent (25 percent for any current Index components) of its total revenues or earnings are derived from the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, and hydropower (“Renewable Energy Producers/Distributors”), it provides technologies and materials that assist in the move away from fossil fuels or reduce energy consumption, such as power storage, smart grid applications, and carbon capture technologies (“Energy Technology Providers”), or it offers products and services that improve energy efficiency for residential or commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewables in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides innovative solutions to global energy challenges, as defined by the relevant United Nations’ Sustainable Development Goals (“Energy Innovators”). To be included in the Index Universe, Renewable Energy Producers/Distributors, Energy Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $600 million ($550 million for any current Index components), a minimum $400 million float-adjusted market capitalization, and a 20-day average daily trading volume of at least $750,000 on their primary exchange. To be included in the Index Universe, Energy Innovators must have, at the time of each Index reconstitution, a minimum $300 million float-adjusted market capitalization, float that equals or exceeds 30% of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $750,000 on their primary exchange.

2.       Effective immediately, the following replaces the fourth paragraph in “Principal Investment Strategies” in Calvert Global Water Fund’s summary prospectus and in “Principal Investment Strategies – Global Water Fund” in the Funds’ statutory prospectus:

Calvert Global Water Research Index. CRM will derive the index universe for the Index by identifying companies that manage water use in a sustainable manner or that are actively engaged in expanding access to water, improving water quality, promoting efficient use of water, or providing solutions that address other global water challenges (the “Index Universe”). Companies must satisfy minimum equity market capitalization and liquidity thresholds and be significantly involved in water-related business activities in order to be eligible for inclusion in the Index Universe. CRM selects Index components from the Index Universe that operate their businesses in a manner consistent with The Calvert Principles for Responsible Investment (the “Calvert Principles”). The Calvert Principles serve as a framework for considering environmental, social and governance (“ESG”) factors that may affect investment performance. The Index is owned by CRM, which also serves as investment adviser to the Fund. Jade Huang, Director of Applied Responsible Investment Solutions, and Christopher Madden, CFA, Director of Index Management, manage the Index construction process at CRM. Companies in the water industry are significantly involved in water-related business activities. A company is significantly involved in water-related business activities if (i) at least 30 percent (25 percent for any current Index components) of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors (“Water Utilities”), the water infrastructure sector (“Water Infrastructure Providers”), or water treatment or water technology sectors (“Water Technology Providers”), (ii) it is a leader in water efficiency or water re-use in a water-

intensive industry, which may include the food products, paper and semiconductor industries (“Water Use Leaders”), or (iii) it provides innovative solutions that address global water challenges, as outlined by the relevant United Nations’ Sustainable Development Goals (“Water Innovators”). To be included in the Index Universe, Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $600 million ($550 million for any current Index components), a minimum $400 million float-adjusted market capitalization, and a 20-day average daily trading volume of at least $750,000 on their primary exchange. To be included in the Index Universe, Water Innovators must have, at the time of each Index reconstitution, a minimum $300 million float-adjusted market capitalization, float that equals or exceeds 30% of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $750,000 on their primary exchange.

December 9, 2022	41625 12.9.22